UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 2, 2005

RES-CARE, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky (State or other jurisdiction of incorporation)	0-20372 (Commission File Number)	61-0875371 (IRS Employer Identification No.)

10140 Linn Station Road, Louisville, Kentucky (Address of principal executive offices)	40223 (Zip code)

(502) 394-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	We are filing this amendment to the Report on Form 8-K filed earlier today to include the letter to ResCare from Michael J. Foster notifying the Company that he will not stand for election as a director when his term expires this year.

Item 9.01     Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Letter from Michael J. Foster

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.
Date: March 8, 2005	By	/s/ David W. Miles

David W. Miles Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Letter from Michael J. Foster